    As filed with the Securities and Exchange Commission on October 6, 1995
                                                         Registration No. 33-
--------------------------------------------------------------------------------
                                    FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           DELL COMPUTER CORPORATION
             (Exact name of registrant as specified in its charter)

      DELAWARE                                                   74-2487834
(State of incorporation)                                       (I.R.S. Employer
                                                             Identification No.)

                         2214 WEST BRAKER LANE, SUITE D
                            AUSTIN, TEXAS 78758-4053
   (Address, including ZIP code, of registrant's principal executive offices)

                    DELL COMPUTER CORPORATION INCENTIVE PLAN
                            (Full title of the plan)

                                MICHAEL S. DELL
                           DELL COMPUTER CORPORATION
                         2214 WEST BRAKER LANE, SUITE D
                            AUSTIN, TEXAS 78758-4053
                                 (512) 338-4400
 (Name, address, including ZIP code, and telephone number, including area code, of agent for service)

                                   COPIES TO:
                                THOMAS B. GREEN
                              THOMAS H. WELCH, JR.
                           DELL COMPUTER CORPORATION
                         2214 WEST BRAKER LANE, SUITE D
                            AUSTIN, TEXAS 78758-4053

                        CALCULATION OF REGISTRATION FEE

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                                                           PROPOSED                    PROPOSED
   TITLE OF                                                MAXIMUM                     MAXIMUM
   SECURITIES                    AMOUNT TO BE           OFFERING PRICE                 AGGREGATE                 AMOUNT OF
 TO BE REGISTERED                 REGISTERED             PER SHARE (1)              OFFERING PRICE (1)        REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
  Common Stock                   4,000,000                 $83.125                     $332,500,000             $114,656
                                 shares (2)
------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 467(h) under the Securities Act of 1933, based on the average of the high and low prices for the Registrant's common stock reported in the NASDAQ National Market System on October 4, 1995.

(2) Pursuant to Rule 416, this Registration Statement shall be deemed to cover such additional shares of the Registrant's common stock as may become issuable pursuant to the antidilution provisions of the Dell Computer Corporation Incentive Plan.

         Pursuant to General Instruction E of Form S-8 ("Registration of Additional Securities"), the Registrant hereby makes the following statement:

                 On July 14, 1994, the Registrant filed with the Securities and Exchange Commission a Registration Statement on Form S-8 (Registration No. 33-54577) (the "Prior Registration Statement") relating to shares of the Registrant's common stock to be issued pursuant to the Dell Computer Corporation Incentive Plan (the "Incentive Plan"), and the Prior Registration Statement is currently effective. This Registration Statement relates to securities (a) of the same class as those to which the Prior Registration Statement relates and (b) to be issued pursuant to the Incentive Plan. The contents of the Prior Registration Statement are incorporated herein by reference.

ITEM 8.  EXHIBITS

         The following exhibits are filed as a part of this Registration Statement.

EXHIBIT
  NO.                               DESCRIPTION OF EXHIBIT
-------                             ----------------------
4.1                       Certificate of Incorporation of Dell Computer Corporation (the "Company"), dated October 21,
                          1987 and filed October 22, 1987 (incorporated by reference to Exhibit 3.1 of the Company's
                          Quarterly Report on Form 10-Q for the quarter ended July 30, 1995, Commission File No. 0-17017)

4.2                       Certificate of Amendment to the Certificate of Incorporation of the Company, dated May 6, 1988 and filed May 9, 1988 (incorporated by reference to Exhibit 3.2 of the Company's Quarterly
                          Report on Form 10-Q for the quarter ended July 30, 1995, Commission File No. 0-17017)

4.3                       Certificate of Amendment to the Certificate of Incorporation of the Company, dated June 19,
                          1991 and filed June 21, 1991 (incorporated by reference to Exhibit 3.3 of the Company's
                          Quarterly Report on Form 10-Q for the quarter ended July 30, 1995, Commission File No. 0-17017)

4.4                       Certificate of Amendment to the Certificate of Incorporation, dated June 19, 1992 and filed
                          July 10, 1992 (incorporated by reference to Exhibit 3.4 of the Company's Quarterly Report on
                          Form 10-Q for the quarter ended July 30, 1995, Commission File No. 0-17017)

4.5                       Certificate of Designation of Series A Convertible Preferred Stock, dated August 24, 1993 and filed August 26, 1993 (incorporated by reference to Exhibit 3.5 of the Company's Quarterly
                          Report on Form 10-Q for the quarter ended July 30, 1995, Commission File No. 0-17017)

4.6                       Certificate of Correction Filed to Correct Certain Errors in the Certificate of Amendment of
                          Certificate of Incorporation Filed in the Office of the Secretary of State of Delaware on May
                          9, 1988, and in the Certificate of Amendment of Certificate of Incorporation Filed in the
                          Office of the Secretary of State of Delaware on July 10, 1992, dated April 27, 1994 and filed
                          May 5, 1994 (incorporated by reference to Exhibit 3.5 of the Company's Quarterly Report on Form
                          10-Q for the quarter ended July 30, 1995, Commission File No. 0-17017)

4.7                       Certificate of Amendment to Certificate of Incorporation, dated July 31, 1996 and filed August
                          3, 1995 (incorporated by reference to Exhibit 3.7 of the Company's Quarterly Report on Form
                          10-Q for the quarter ended July 30, 1995, Commission File No. 0-17017)

4.8                       Bylaws of the Company, dated October 22, 1987 (incorporated by reference to Exhibit 3.8 of the
                          Company's Quarterly Report on Form 10-Q for the quarter ended July 30, 1995, Commission File
                          No. 0-17017)

4.9                       Amendments to the Bylaws, adopted June 19 1991 (incorporated by reference to Exhibit 3.9 of the
                          Company's Quarterly Report on Form 10-Q for the quarter ended July 30, 1995, Commission File
                          No. 0-17017)

4.10                      Amendments to the Bylaws, adopted May 16, 1995 (incorporated by reference to Exhibit 3.10 of the Company's Quarterly Report on Form 10-Q for the quarter ended July 30, 1995, Commission
                          File No. 0-01717)

4.11                      Dell Computer Corporation Incentive Plan (incorporated by reference to Exhibit 4.6 of the
                          Company's Registration Statement on Form S-8, as filed with the Securities and Exchange
                          Commission on July 14, 1994, Registration No. 33-54577)

4.12                      First Amendment to Dell Computer Corporation Incentive Plan, dated as of July 21, 1995
                          (incorporated by reference to Exhibit 10.3 of the Company's Quarterly Report on Form 10-Q for
                          the quarter ended July 30, 1995, Commission File No. 0-17017)

5*                        Opinion of Thomas H. Welch, Jr., General Corporate Counsel of the Company

23*                       Consent of Price Waterhouse LLP

24                        Power of Attorney of officers and directors of the Company (included on signature page)

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*  Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, State of Texas, on October 5, 1995.

                                            DELL COMPUTER CORPORATION

                                            By:  /s/ MICHAEL S. DELL
                                                 -------------------------------
                                                 Michael S. Dell,
                                                 Chairman of the Board and Chief
                                                 Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated. Each person whose signature appears below hereby authorizes and appoints Michael S. Dell and Thomas B. Green as his or her attorney-in-fact to sign on his or her behalf individually and in the capacity stated below all amendments and post-effective amendments to this Registration Statement as that attorney-in-fact may deem necessary or appropriate.

      Name                               Title                                     Date
      ----                               -----                                     ----
/s/ MICHAEL S. DELL               Chairman of the Board,                     October 5, 1995
----------------------------      Chief Executive Officer and Director
Michael S. Dell                   (principal executive officer)


/s/ DONALD J. CARTY               Director                                   October 5, 1995
----------------------------
Donald J. Carty

/s/ PAUL O. HIRSCHBIEL, JR.       Director                                   October 5, 1995
----------------------------
Paul O. Hirschbiel, Jr.

/s/ MICHAEL H. JORDAN             Director                                   October 5, 1995
----------------------------
Michael H. Jordan

/s/ GEORGE KOZMETSKY              Director                                   October 5, 1995
----------------------------
George Kozmetsky

/s/ THOMAS W. LUCE III            Director                                   October 5, 1995
----------------------------
Thomas W. Luce III

/s/ KLAUS S. LUFT                 Director                                   October 5, 1995
----------------------------
Klaus S. Luft

/s/ CLAUDINE B. MALONE            Director                                   October 5, 1995
----------------------------
Claudine B. Malone

/s/ MICHAEL A. MILES              Director                                   October 5, 1995
----------------------------
Michael A. Miles

/s/ THOMAS J. MEREDITH            Senior Vice President                      October 5, 1995
----------------------------      (principal financial officer)
Thomas J. Meredith

/s/ CATHERINE P. THOMPSON         Vice President, Corporate Controller       October 5, 1995
----------------------------      (principal accounting officer)
Catherine P. Thompson

                                 EXHIBIT INDEX


EXHIBIT
  NO.                               DESCRIPTION OF EXHIBIT
-------                             ----------------------
4.1                       Certificate of Incorporation of Dell Computer Corporation (the "Company"), dated October 21,
                          1987 and filed October 22, 1987 (incorporated by reference to Exhibit 3.1 of the Company's
                          Quarterly Report on Form 10-Q for the quarter ended July 30, 1995, Commission File No. 0-17017)

4.2                       Certificate of Amendment to the Certificate of Incorporation of the Company, dated May 6, 1988 and filed May 9, 1988 (incorporated by reference to Exhibit 3.2 of the Company's Quarterly
                          Report on Form 10-Q for the quarter ended July 30, 1995, Commission File No. 0-17017)

4.3                       Certificate of Amendment to the Certificate of Incorporation of the Company, dated June 19,
                          1991 and filed June 21, 1991 (incorporated by reference to Exhibit 3.3 of the Company's
                          Quarterly Report on Form 10-Q for the quarter ended July 30, 1995, Commission File No. 0-17017)

4.4                       Certificate of Amendment to the Certificate of Incorporation, dated June 19, 1992 and filed
                          July 10, 1992 (incorporated by reference to Exhibit 3.4 of the Company's Quarterly Report on
                          Form 10-Q for the quarter ended July 30, 1995, Commission File No. 0-17017)

4.5                       Certificate of Designation of Series A Convertible Preferred Stock, dated August 24, 1993 and filed August 25, 1993 (incorporated by reference to Exhibit 3.5 of the Company's Quarterly
                          Report on Form 10-Q for the quarter ended July 30, 1995, Commission File No. 0-17017)

4.6                       Certificate of Correction Filed to Correct Certain Errors in the Certificate of Amendment of
                          Certificate of Incorporation Filed in the Office of the Secretary of State of Delaware on May
                          9, 1988, and in the Certificate of Amendment of Certificate of Incorporation Filed in the
                          Office of the Secretary of State of Delaware on July 10, 1992, dated April 27, 1994 and filed
                          May 5, 1994 (incorporated by reference to Exhibit 3.5 of the Company's Quarterly Report on Form
                          10-Q for the quarter ended July 30, 1995, Commission File no. 0-17017)

4.7                       Certificate of Amendment to Certificate of Incorporation, dated July 31, 1995 and filed August
                          3, 1995 (incorporated by reference to Exhibit 3.7 of the Company's Quarterly Report on Form 10-
                          Q for the quarter ended July 30, 1995, Commission File No. 0-17017)

4.8                       Bylaws of the Company, dated October 22, 1987 (incorporated by reference to Exhibit 3.8 of the
                          Company's Quarterly Report on Form 10-Q for the quarter ended July 30, 1995, Commission File
                          No. 0-17017)

4.9                       Amendments to the Bylaws, adopted June 19 1991 (incorporated by reference to Exhibit 3.9 of the
                          Company's Quarterly Report on Form 10-Q for the quarter ended July 30, 1995, Commission File
                          No. 0-17017)

4.10                      Amendments to the Bylaws, adopted May 18, 1995 (incorporated by reference to Exhibit 3.10 of the Company's Quarterly Report on Form 10-Q for the quarter ended July 30, 1995, Commission
                          File No. 0-01717)

4.11                      Dell Computer Corporation Incentive Plan (incorporated by reference to Exhibit 4.6 of the
                          Company's Registration Statement on Form S-8, as filed with the Securities and Exchange
                          Commission on July 14, 1994, Registration No. 33-54577)

4.12                      First Amendment to Dell Computer Corporation Incentive Plan, dated as of July 21, 1995
                          (incorporated by reference to Exhibit 10.3 of the Company's Quarterly Report on Form 10-Q for
                          the quarter ended July 30, 1995, Commission File No. 0-17017)

5*                        Opinion of Thomas H. Welch, Jr., General Corporate Counsel of the Company

23*                       Consent of Price Waterhouse LLP

24                        Power of Attorney of officers and directors of the Company (included on signature page)

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*  Filed herewith